Exhibit 77(q)(1)

                                    Exhibits

(a)(1) Certificate of Amendment of Declaration of Trust effective August 6, 2004, changing the name of the Portfolio to ING VP Intermediate Bond Portfolio - filed as an exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on February 11, 2004 and incorporated herein by reference.